UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 12, 2004

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967

(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)

3600 South Yosemite Street, Suite 900, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
ITEM 7. EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
INDEX TO EXHIBITS
Form of Credit Agreement
Press Release

ITEM 5. OTHER EVENTS

     On April 8, 2004, M.D.C. Holdings, Inc. entered into a Credit Agreement, a form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 7. EXHIBITS

Exhibit Number	Description
Exhibit 10.1	Form of Credit Agreement dated as of April 8, 2004, by and among M.D.C. Holdings, Inc., the lenders named therein, and Bank One, NA, as Administrative Agent.

Exhibit 99.1	Press Release dated April 12, 2004.

ITEM 9. REGULATION FD DISCLOSURE

     On April 12, 2004, M.D.C. Holdings, Inc. issued a press release announcing that it has renewed its existing $600 million unsecured bank credit facility. A copy of this press release is furnished as Exhibit 99.1 hereto.

     Limitation on Incorporation by Reference. The information being furnished pursuant to Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: April 12, 2004	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 10.1	Form of Credit Agreement dated as of April 8, 2004, by and among M.D.C. Holdings, Inc., the lenders named therein, and Bank One, NA, as Administrative Agent.

Exhibit 99.1	Press Release dated April 12, 2004.